SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENT
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

On January 28, 2020, the Company completed a public offering of 3,152,712 shares of common stock.  The offering consisted of 3,152,712 shares of common stock, including the exercise in full of the underwriters’ option to purchase 411,223 additional shares of common stock.  The shares were offered at a price to the public of $45.50 per share, resulting in aggregate gross proceeds of approximately $143.4 million, before deducting underwriting discounts and commissions and estimated offering expenses.